EXHIBIT 6.5

NOTICE OF INTENT TO HOLD THE HR#1-6 LODE MINING CLAIMS
RECORDED BY LUNA COUNTY, NEW MEXICO, ON
AUGUST 17, 2007

Leroy Halterman
802 Piedra Vista NE
Albuquerque, New Mexico 87123

Luna County Recorder
700 South Silver
Deming, New Mexico 88030

RE :	NOTICE OF INTENT TO HOLD
HR #1-6, LODE MINING CLAIMS

The undersign does hereby file and record notice that the claims listed below have been located and filed in accordance with the laws of the State of New Mexico and the United States of America.  The undersigned has paid the 2007-2008 BLM Maintenance Fee and intends to hold these claims for at least this period of time.

Claim Name	Location	BLM Serial No.
HR #1	Section	27	T26S R13W	MMC 170584

HR #2	Section	27	T26S R13W	MMC 170585

HR #3	Section	27	T26S R13W	MMC 170586

HR #4	Section	27	T26S R13W	MMC 170587

HR #5	Section	27	T26S R13W	MMC 170588

HR #6	Section	27	T26S R13W	MMC 170589

Dated this ___ th Day of August, 2007

/s/ Leroy Halterman

Leroy Halterman
Agent, Homeland Resources

Subscribed and sworn to before me on the ____   day of August by Leroy Halterman.

My Commission Expires______________

            _________________________________
Notary Public